SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 30, 2003

                           Cooper Cameron Corporation
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                          1-13884                     76-0451843
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

             1333 West Loop South, Suite 1700, Houston, Texas 77027
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (713) 513-3300

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1 Press Release of Cooper Cameron Corporation, dated July 30, 2003 - Cooper Cameron Second Quarter Earnings Per Share $0.37

Item 12. Disclosure of Results of Operations and Financial Condition.

On July 30, 2003, Cooper Cameron Corporation issued a press release announcing its results of the second quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Exhibit 99.1 to this report contains certain "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization expense and plant closing, business realignment and certain other costs ("EBITDA") and earnings per share, excluding plant closing, business realignment and certain other costs. A reconciliation of these items to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States ("GAAP") is included as an attachment to the press release. The Company believes the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community, and the Company also uses EBITDA as a performance measure in its corporate bonus program.

The Company excludes plant closing, business realignment and certain other costs from EBITDA and earnings per share since the Company believes these non-GAAP operating performance measures are useful for investors because they enhance investors' ability to analyze trends in the Company's underlying business and to compare the Company's operating performance to that of the Company's peers.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company's financial results prepared in accordance with GAAP.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COOPER CAMERON CORPORATION

                                        By: /s/ Franklin Myers
                                            ------------------------------------
                                            Franklin Myers
                                            Senior Vice President of Finance and
                                              Chief Financial Officer

Date: July 30, 2003

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                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------
 99.1            Cooper Cameron Corporation's press release dated July 30, 2003